UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2009

P & F INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective October 8, 2009, the Board of Directors (the “Board”) of P&F Industries, Inc. (the “Company”) amended the By-laws of the Company (the “By-laws”).  The following summary of the By-law amendments is qualified in its entirety by reference to the amended By-laws filed as Exhibit 3.1 attached hereto and incorporated herein by reference.  Among the changes to the By-laws, the Board:

•                  Amended Article II, Section 2 to clarify that the only business that may be conducted at a special meeting of the Company stockholders is the business specified in the notice of such meeting provided by the person or persons calling the meeting as authorized by Article II, Section 2.

•                  Amended Article II, Section 3 to set forth procedures for giving stockholders notice of a meeting in the event that (1) the Board sets one record date for determining stockholders entitled to notice and to vote at a stockholder meeting, or (2) the Board sets two record dates for a stockholder meeting, one for determining stockholders entitled to notice, and a second for determining stockholders entitled to vote at the meeting.

•                  Amended Article II, Section 3 to clarify that, without limiting the manner by which notice of stockholder meetings may otherwise be given, such notice may be given by electronic transmission.

•                  Amended Article II, Section 3 to set forth notice procedures in the event that a stockholder meeting is adjourned.

•                  Amended Article II, Section 3 and other sections of the By-laws by making “DGCL” a defined term for the Delaware General Corporation Law, and using such term in this and other sections of the By-laws.

•                  Amended Article II, Section 4 to remove language relating to notice of adjournment because notice of adjournment is now addressed in Article II, Section 3.

•                  Amended Article II, Section 4 to provide that, if a quorum shall not be present or represented at a stockholder meeting, the chairman of such stockholder meeting and the stockholders each separately shall have the power to adjourn such meeting.

•                  Amended Article II, Section 5 to provide that the chairman of a stockholder meeting has the power to adjourn the meeting to another place, if any, date and time for any reason.

•                  Amended Article II, Section 5, which Section governs the conditions under which a stockholder may present business at an annual meeting of stockholders, in the following respects:

•                  to clarify that in order for a stockholder to submit a business proposal (other than a proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”)) for stockholder approval at an annual meeting of Company stockholders, such stockholder must comply with the submission deadline and other requirements of Article II, Section 5;

•                  to change the deadlines for a stockholder to give advance notice of business proposals.  Prior to the amendments, Article II, Section 5 provided that such notice must be given by a proposing stockholder not more than 180 nor less than 120 days in advance of the date that the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting.  As amended, Article II, Section 5 provides that a stockholder’s advance notice of a business proposal must be received by the Secretary of the Company not more than 120 days nor less than 90 days in advance of the one year anniversary of the previous year’s annual meeting, provided however, that if the meeting is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the proposing stockholder must be received by the Secretary not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made;

•                  to clarify that the adjournment or postponement of an annual meeting of Company stockholders for which notice has been given will not commence a new time period for a stockholder to submit notice of a proposal to the Company;

•                  to supplement the requirements a stockholder must satisfy to propose business at an annual meeting of stockholders.  Among other changes, the amendments require a stockholder to disclose certain types of rights, interests and securities that are owned by the stockholder or the beneficial owner on whose behalf the stockholder is making a proposal, including (among other items) any derivative instrument that allows such person to profit from a change in the Company’s stock value, any agreement or arrangement that enables such person to vote shares of Company stock, any short interest in the Company’s securities and any right to dividends payable on shares of Company stock;

•                  to require that a stockholder seeking to bring a business proposal before an annual meeting must, in addition to the other requirements of Article II, Section 5, make and comply with a statement whether or not the stockholder (or the beneficial owner, if any, on whose behalf such proposal is being made) will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of all of the shares of capital stock of the Company required under applicable law to carry the proposal;

•                  to clarify that for purposes of the By-laws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act; and

•                  to clarify that nothing in that Section shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

•                  Amended Article II, Section 6 to confirm that director elections are determined by a plurality of the votes cast.

•                  Amended Article II, Section 6 to provide that, in addition to authorization by a written instrument, proxies can be authorized in a transmission, and that any copy, facsimile telecommunication or other reliable reproduction of such writing or transmission may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

•                  Added a new Article II, Section 7 to (1) empower and set forth procedures for the Board to fix separate and independent record dates for determining (a) the stockholders entitled to notice of a stockholder meeting and (b) the stockholders entitled to vote at such meeting; (2) provide for record date procedures for actions by stockholder consent; and (3) provide for record date procedures for other corporate actions.

•                  Amended Article III, Section 2 to expressly define “Whole Board”, a term found in various sections of the By-laws, as the total number of authorized directorships, regardless of whether there are any vacancies.

•                  Amended Article III, Section 2 to clarify that the quorum required for a director meeting is a majority of the Whole Board.

•                  Amended Article III, Section 7 to clarify that notice of special meetings of directors can also be given to directors by way of all forms of electronic transmission, as well as by telephone or facsimile.

•                  Amended Article III, Section 8 to clarify that directors may waive notice of a meeting by a written waiver of notice or by electronic transmission.

•                  Amended Article III, Section 9 to clarify that director action by consent can also be given by electronic transmission.

•                  Amended Article III, Section 9 to clarify that the members of the Board may participate in Board meetings by any communications equipment by means of which all persons participating in the meeting can hear each other.

•                  Amended Article III, Section 12, which Section governs the conditions under which a stockholder can nominate a director or directors at an annual or special meeting, in the following respects:

•                  to clarify that in order for a stockholder to submit a nominee for election at an annual meeting of Company stockholders, such stockholder must comply with the submission deadline and other requirements of Article III, Section 12;

•                  to clarify that the adjournment or postponement of an annual or special meeting of Company stockholders for which notice has been given does not commence a new time period for a stockholder to submit notice of a nomination to the Company;

•                  to supplement the requirements a stockholder must satisfy to bring nominations at a meeting of stockholders.  Among other changes, the amendments require a stockholder to disclose certain types of rights, interests and securities that are owned by the stockholder or the beneficial owner on whose behalf the stockholder is making a director nomination, including (among other items) any derivative instrument that allows such person to profit from a change in the Company’s stock value, any agreement or arrangement that enables such person to vote shares of Company stock, any short interest in the Company’s securities and any right to dividends payable on shares of Company stock;

•                  to change the deadlines for a stockholder to give advance notice of nominations.  Prior to the amendments, Article III, Section 12 provided that for annual meetings, such notice must be given by a nominating stockholder not more than 180 nor less than 120 days in advance of the date that the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting.  As amended, Article III, Section 12 provides that a stockholder’s advance notice of a nomination must be received by the Secretary of the Company not more than 120 days nor less than 90 days in advance of the one year anniversary of the previous year’s annual meeting, provided however, that if the meeting is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the nominating stockholder must be received by the Secretary not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made;

•                  to require that, in addition to the other requirements of Article III, Section 12, a stockholder seeking to bring a nomination before any stockholder meeting must make and comply with a statement whether or not the stockholder (or the beneficial owner, if any, on whose behalf such proposal is being made) will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of all of the shares of capital stock of the Company reasonably believed by the nominating stockholder or beneficial owner, as the case may be, to be sufficient to elect the nominee or nominees proposed to be nominated by the nominating stockholder;

•                  to provide a stockholder an additional 10 days to submit a notice of a nominee for election to a newly created directorship if the creation of the new directorship is not publicly announced at least 10 days before the last day that a stockholder is otherwise required to deliver a notice of nominees to the Company with respect to an annual meeting; and

•                  to provide a person shall not be eligible for election or re-election as a director at an annual or special meeting unless (i) the person is nominated by a nominating stockholder in accordance with Article III, Section 12 or (ii) the person is nominated by or at the direction of the Board.

•                  Amended Article VI, Section 1 to provide that only record holders of certificated shares, and not holders of uncertificated shares, are entitled to share certificates.

•                  Amended Article VI, Section 1 to remove limitations on the use of facsimile signatures that are not required by law.

•                  Added Article VI, Section 4 to set forth procedures for the preparation and review of the stock ledger.

•                  Amended Article VII, Section 1(f) to clarify that a charter or By-law provision providing indemnification rights cannot be amended retroactively to remove rights that existed prior to such amendment.

•                  Added Article VIII, Section 4 to clarify that facsimile signatures of any officer or officers of the Company may be used whenever and as authorized by the Board or a committee thereof.

•                  Added Article VIII, Section 5 to clarify that the Company’s records can be maintained on an information storage device.

The By-laws, as amended by the Board, are filed as Exhibit 3.1 attached hereto, are incorporated herein by reference and qualify in their entirety the foregoing summary of the amendments.

Item 8.01.         Other Events.

On October 8, 2009, the Board, with the concurrence of its nominating committee  (the “Nominating Committee”), adopted the following revised policy with respect to suggestions from stockholders directed to the Nominating Committee as to nominees for election to the Board at annual meetings of stockholders:

“The Nominating Committee will consider individuals suggested by stockholders for nomination as candidates for election to the Board at annual meetings of stockholders. Such suggested nominees will be considered in the context of the Nominating Committee’s determination regarding all issues relating to the composition of the Board, including the size of the Board, any criteria the Nominating Committee may develop for prospective Board candidates and the qualifications of candidates relative to any such  criteria. Any stockholder who wishes to submit an individual for nomination as a Board candidate by the Nominating Committee should be directed in writing to the Chair of the Nominating Committee, c/o the Secretary of the Company, P&F Industries, Inc., 445 Broadhollow Road, Suite 100, Melville, New York 11747.  Such submission should include the name of the individual submitted for nomination, information as to such individual’s background and experience and a representation from such individual that he or she is willing to be nominated by the Nominating Committee and, if elected, to serve, and the information regarding such individual that would be required by the rules and regulations of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s proxy statement issued in connection with its annual meeting  Stockholders are also permitted to submit nominees  for election directly to stockholders subject to compliance with the advance notice requirements of the Company’s Bylaws (as amended on October 8, 2009) which are on file with the Commission.”

Item 9.01.         Financial Statements and Exhibits.

(d)    Exhibits:

3.1           By-laws of P&F Industries, Inc. (As Amended on October 8, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date: October 13, 2009
	By:	/s/ Joseph A. Molino
Joseph A. Molino, Jr.
Vice President,
Chief Operating Officer and
Chief Financial Officer